UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2019

Zuora, Inc.
(Exact name of registrant as specified in its charter)

	Delaware	001-38451	20-5530976
	(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	3050 South Delaware Street, Suite 301, San Mateo, California		94403
	(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (800) 425-1281
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
	Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
	Class A common stock, $0.0001 par value per share	ZUO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 29, 2019, Zuora, Inc. (“Zuora”) and Marc Diouane agreed that, effective as of May 29, 2019, Mr. Diouane will transition from his current role of President to advisor to Zuora’s Chief Executive Officer. Zuora is conducting a search for his replacement.

On May 29, 2019, Mr. Diouane entered into a Transition Agreement with Zuora pursuant to which he will be employed as advisor to Zuora ‘s Chief Executive Officer from May 29, 2019 through June 14, 2019 (the “Transition Period”), and thereafter will provide advisory services as a consultant through December 2, 2019 (the“Consulting Period”). Under the terms of the Transition Agreement, during the Transition Period, Mr. Diouane will continue to (i) receive base salary at his current annual rate, (ii) vest with respect to outstanding equity held by him, (iii) participate in Zuora’s Corporate Bonus Plan for Fiscal 2020 on a prorated basis, and (iv) participate in all Zuora-sponsored welfare and benefit plans. In addition, during the Consulting Period, Mr. Diouane will receive a taxable lump-sum payment of $168,690.13 (equal to an amount that, when combined with the base salary amounts received during the Transition Period, will equal six (6) months of his current base salary) and an additional taxable lump-sum payment of $9,639.05 to cover COBRA payments for continued medical benefits through December 2, 2019. The Transition Agreement supersedes the terms of any previous agreement Mr. Diouane had with Zuora with respect to severance payments or benefits, including that certain Change in Control and Severance Agreement between Zuora and Mr. Diouane dated May 15, 2017, the form of which was previously filed as Exhibit 10.11 to Zuora’s Registration Statement on Form S-1 (Registration No. 333-223722). The Transition Agreement contains a customary release of claims in favor of Zuora.

The foregoing description of the Transition Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the complete text of the Transition Agreement, a copy of which Zuora expects to file with its Quarterly Report on Form 10-Q for the quarterly period ending July 31, 2019, and upon filing will be incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZUORA, INC.
(Registrant)
Dated: May 30, 2019	By:	/s/ Jennifer Pileggi
Jennifer Pileggi
Senior Vice President, General Counsel and Corporate Secretary